Income Taxes - Schedule of Deferred Tax Assets (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Allowance for credit loss and doubtful accounts	$ 117,320	$ 105,845
Net operating loss carryforwards:
PRC	186,804	162,087
HONG KONG	20,194	75,729
Deferred tax assets operation loss carryforwards	324,318	343,661
Less valuation allowance	(206,998)	(237,816)
Total deferred tax assets	$ 117,320	$ 105,845